UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Avenue, N.W., Suite 450N,		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
6.500% Non-Cumulative Preferred Stock, Series H	AGM.PRH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2026, the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) amended and restated Farmer Mac’s by-laws (“By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated May 15, 2025, as described below:

•Article III (Officers and Employees): Article III of the By-Laws was amended to authorize the Board to approve a person to act as Treasurer.

•Article IV (Meetings of Shareholders): Article IV of the By-Laws was amended to authorize shareholder meetings to be held by means of remote communication, electronic notices to shareholders, remote availability of voting lists, and to require an Inspector of Votes affirmation of impartiality.

•Article V (Board of Directors): Article V of the By-Laws was amended to authorize Board meetings to be held by means of remote communication and electronic notice of meetings, to clarify the standard for determining a quorum; to update the language regarding the Board’s authority to stand committees and the appointment of chairs for standing committees.

•Article VII (Certificates for Shares and Their Shares): Article VII of the By-Laws was amended to clarify language relating to uncertificated shares evidenced by a book-entry maintained by the transfer agent.

•Article IX (Contracts, Loans Checks, Deposits and Statements): Article IX of the By-Laws was amended to clarify language related to loans and other indebtedness and to add authorizing language for a person approved by the Board to act as Treasurer.

Additionally, the By-Laws modernize various administrative provisions, as well as make clarifying, conforming, or technical revisions. The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1    By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through January 27, 2026.

104    Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Geraldine I. Hayhurst
Name: Geraldine I. Hayhurst
Title: Executive Vice President – Chief Legal Officer

Dated: February 2, 2026